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Exhibit 23.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement No. 333-249285 on Form S-11 of our report dated May 13, 2020, relating to the combined financial statements of Aspire Real Estate Investors Predecessor I for the years ended December 31, 2019 and 2018. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Novogradac & Company LLP

San Francisco, California
November 6, 2020

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  Exhibit 23.4
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM